GKM GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 2002
                          (as revised on August 5, 2003)

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the GKM Growth Fund dated December 1, 2002. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal period ended July 31, 2002 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing to The GKM Funds at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246 or by calling 1-888-456-9518.

TABLE OF CONTENTS                                                           PAGE
================================================================================

DESCRIPTION OF THE TRUST AND THE FUND .....................................    2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
  CONSIDERATIONS ..........................................................    2

INVESTMENT LIMITATIONS ....................................................    5

THE INVESTMENT ADVISER ....................................................    8

TRUSTEES AND OFFICERS .....................................................   11

PORTFOLIO TRANSACTIONS AND BROKERAGE ......................................   14

DETERMINATION OF NET ASSET VALUE ..........................................   16

INVESTMENT PERFORMANCE ....................................................   17

ADDITIONAL TAX INFORMATION ................................................   19

PRINCIPAL SECURITY HOLDERS ................................................   19

CUSTODIAN .................................................................   20

FUND SERVICES .............................................................   20

ACCOUNTANTS ...............................................................   20

DISTRIBUTOR ...............................................................   21

FINANCIAL STATEMENTS ......................................................   21

DESCRIPTION OF THE TRUST AND THE FUND

     The GKM Growth Fund (the "Fund") was organized as a diversified series of The GKM Funds (the "Trust") on October 2, 2001. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 2, 2001 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser to the Fund is GKM Advisers, LLC (the "Adviser").

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains information about the Fund's non-principal investment strategies and risks.

     A.EQUITY SECURITIES - In addition to common stock, the Fund may invest in other types of equity securities, such as preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, American Depositary Receipts ("ADRs") and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

     Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be of investment grade or, if unrated, of comparable quality in the opinion of the Adviser.

     The Fund may invest in foreign securities through the purchase of ADRs. ADRs are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. ADRs are subject to the same risks as the underlying foreign securities to which they relate. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

     Equity securities also include SPDRs (S&P Depositary Receipts, known as "Spiders"), DIAMONDS, QQQs and a number of other exchange traded funds. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A Midcap SPDR is the same as a SPDR except that it tracks the S&P's Midcap 400 and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQs trade on the American Stock Exchange under the symbol QQQ. The Fund may also invest in exchange traded funds from a variety of financial institutions such as Barclays Global Fund Advisors (iShares), Merrill Lynch (HOLDRs), Fidelity (Fidelity Select Portfolios), PDR Services LLC (Select Sector
SPDR), State Street Capital Markets, LLC (Fortune e-50, Fortune 500, and streetTRACKS) and The Vanguard Group (VIPERs).

B. REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government ("U.S. Government obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.

C. OPTION TRANSACTIONS - The Fund may engage in option transactions involving individual stocks as well as stock indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or, to the extent it does not hold the security, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). For a call option on an index, the option will be covered if the Fund holds a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. Government Obligations or to deposit assets in escrow with the custodian.

     The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option purchased by the Fund may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

D. LOANS OF PORTFOLIO SECURITIES - The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors that the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. Government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 25% of the value of the Fund's net assets.

E. SHORT SALES - The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

     In connection with its short sales, the Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 25% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

     The Fund may also sell a security short "against the box," which means that the Fund sells a security that it owns, or has the right to obtain without payment of further consideration. The borrowing and segregated account provisions described above do not apply to short sales against the box.

INVESTMENT LIMITATIONS

     FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are "fundamental," i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are "non-fundamental," i.e., they may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy.

     1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. BORROWING. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

     3. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Fund's Prospectus or in this Statement of Additional Information.

     5. ILLIQUID INVESTMENTS. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

     The Fund's investment adviser is GKM Advisers, LLC, 11150 Santa Monica Boulevard, Suite 850, Los Angeles, California 90025 (the "Adviser"). Jed M. Cohen owns all outstanding interests in the Adviser, and therefore is deemed to control the Adviser.

     On July 3, 2003, Gerard Klauer Mattison & Co, Inc. sold all of the outstanding interests of GKM Advisers, Inc. to Jed M. Cohen (the "Transaction"). Mr. Cohen now holds all voting interests of the Adviser. The Transaction resulted in a change of control of GKM Advisers, Inc. and, pursuant to relevant provisions of the Investment Company Act of 1940 (the "1940 Act"), effectively terminated the investment advisory agreement between the Trust and GKM Advisers, Inc. However, the Adviser is currently managing the Fund under an Interim Management Agreement that was approved by the Board of Trustees of the Trust in anticipation of the sale to Mr. Cohen. The terms of the Interim Management Agreement, including the amount of compensation payable to the Adviser, are substantially identical to those of the recently terminated investment advisory agreement except that (i) the Interim Management Agreement has a maximum term of 150 days, (ii) the Trustees or a majority of the Fund's outstanding shares may terminate the Interim Management Agreement at any time, without penalty, on not more than 10 days' written notice, and (iii) compensation earned by the Adviser under the Interim Management Agreement will be held in an interest-bearing escrow account until Fund shareholders approve the New Management Agreement with the Adviser, after which the amount in the escrow account plus interest will be paid to the Adviser.

     Pursuant to the 1940 Act and in accordance with the terms of the former investment advisory agreement with GKM Advisers, Inc. (the "Former Management Agreement"), the change in control of GKM Advisers, Inc. resulted in an assignment and termination of the Former Management Agreement. The 1940 Act provides in part that an owner of 25% or more of the outstanding shares of an entity is presumed to have a controlling interest in that entity. Therefore, shareholders of the Fund are being asked to approve the New Management Agreement in order for the Adviser to continue serving as the Fund's investment adviser.

     Section 15(f) of the 1940 Act provides that, when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

     (1) An "unfair burden" must not be imposed on the investment company as a result of the Transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or an interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company
(other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the Transaction.

              (2) During the three-year period immediately following consummation of the Transaction, at least 75% of the Trust's Board of Trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act. On June 25, 2003, Mr. Cohen, who is an interested person of the Adviser, resigned as a Trustee of the Trust. The resignation results in 75% of the Board Trustees consisting of members that are not interested persons as defined by the Investment Company Act. The Trust contemplates that it will maintain this composition for a period of at least three years from the date of the Transaction.

     The New Management Agreement
     ----------------------------

     The New Management Agreement, if approved by shareholders, will replace the Interim Management Agreement. Under the New Management Agreement, the Adviser will be responsible for selecting portfolio securities for investment by the Fund, purchasing and selling securities for the Fund and placing orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Trustees, and the investment objective, policies and restrictions of the Fund. The Adviser will pay all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense on securities sold short), fees and expenses of the Trustees who are not interested persons of the Trust (the "Independent Trustees"), 12b-1 expenses, if any, and extraordinary expenses. The terms of the New Management Agreement are substantially identical to those of the Former Management Agreement, except that the New Management Agreement has a different effective date, termination date and a new provision regarding the use of the name "GKM". Under the New Management Agreement, if the Adviser stops managing the Fund, the Trust and the Fund immediately lose their right to use the name "GKM". The Former Management Agreement provided that the right to use the name "GKM" automatically ceased on the ninetieth day following the termination of that Agreement.

     Fees under the New Management Agreement will be calculated at the same rate as those previously charged under the Former Management Agreement and those presently charged under the Interim Management Agreement. The annual rate paid by the Fund is equal to 1.40% of its average daily net assets. During the fiscal period ended July 31, 2002, the Fund paid fees of $20,951 to GKM Advisers, Inc., the former Adviser.

     The New Management Agreement, if approved by shareholders, will continue in effect for an initial period of two years and from year to year thereafter, provided that its continuance is specifically approved (1) by the Board of Trustees or (2) by a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. In either event the continuance of the New Management Agreement must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such continuance.

     The New Management Agreement may be terminated at any time upon 60 days' written notice, without payment of any penalty (1) by the Board of Trustees, (2) by a vote of the majority of the outstanding voting securities of the Fund, or
(3) by the Adviser. The New Management Agreement will automatically terminate in the event of its assignment.

     The New Management Agreement, like the Interim Management Agreement and the Former Management Agreement, provides that the Adviser will not be liable for any act or omission in connection with the services that it provides to the Fund or for any losses that may be sustained, absent the Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by the Agreement or breach of the duties or obligations thereunder.

Interim Management Agreement
----------------------------

     As a result of the Transaction occurring prior to shareholder approval of the New Management Agreement, the Trust does not have an investment advisory agreement in place for the Fund that has been approved by shareholders in accordance with the 1940 Act. In order for the Adviser to continue as the Fund's investment manager, the Board of Trustees, including those Independent Trustees present at the meeting, by vote cast in person on May 13, 2003, unanimously approved the Interim Management Agreement with the Adviser pursuant to Rule 15a-4 under the 1940 Act. The Interim Management Agreement is dated July 3, 2003, the date of the Transaction, and replaced the Former Management Agreement as of such date. The Interim Management Agreement terminates upon shareholder approval of the New Management Agreement, unless it sooner terminates according to its terms, as described below.

     The Interim Management Agreement is substantially identical to the Former Management Agreement and the New Management Agreement in all material respects, except that it includes certain provisions required by Rule 15a-4 under the 1940 Act. Accordingly, the Interim Management Agreement has a maximum term of 150 days. Further, the Interim Management Agreement provides that the Trustees or a majority of the Fund's outstanding voting securities may terminate the Interim Management Agreement at any time without penalty on not more than 10 days' written notice, and that the compensation earned by the Adviser under the Interim Management Agreement is being held in an interest-bearing escrow account until Fund shareholders approve the New Management Agreement, after which the amount in the escrow account, plus any interest, will be paid to the Adviser. If shareholders do not approve the New Management Agreement, the Adviser will be paid the lesser of the costs incurred in performing its obligations under the Interim Management Agreement or the total amount in the escrow account, plus any interest.

     If the shareholders of the Fund do not approve the New Management Agreement within 150 days of the effective date of the Interim Management Agreement, the Trustees will consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

Evaluation by the Board of Trustees
-----------------------------------

     On May 13, 2003, the Board of Trustees, including those Independent Trustees present at the meeting, by vote cast in person, unanimously approved, subject to the required shareholder approval, the New Management Agreement.

     In making the determination to recommend approval of the New Management Agreement to shareholders of the Fund, the Board of Trustees carefully evaluated information the Trustees deemed necessary to enable them to determine that the New Management Agreement would be in the best interests of the Fund and its shareholders. The Board of Trustees gave substantial weight to the Adviser's representations that: (i) the responsibilities of the Adviser under the New Management Agreement are the same in all material respects as under the Former Management Agreement and the Interim Management Agreement; (ii) the advisory operations of the Adviser and the level or quality of advisory services provided to the Fund will not be materially affected as a result of the New Management Agreement; (iii) the same personnel of the Adviser who currently provide investment advisory services to the Fund will continue to do so upon approval of the New Management Agreement;
(iv) the overall management fees payable by the Fund will be at the same rate as the compensation now payable by the Fund; (v) the overall financial condition of the Adviser will remain strong following the Transaction; (vi) the overall marketing efforts by the Adviser are expected to remain the same or improve following approval of the New Management Agreement; and (vii) the Adviser will pay for the expenses incurred in connection with the shareholders' meeting.

     In addition, the Trustees considered a wide range of information of the type they would regularly consider when determining to continue a fund's management agreement as in effect from year to year. The Trustees considered information about, among other things:

     o the Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process;

     o    the terms of the New Management Agreement;

     o the scope and quality of the services that the Adviser has been providing to the Fund;

     o the investment performance of the Fund compared to similar funds managed by other investment advisers over various periods;

     o the management fee rates payable by the Fund compared to similar funds managed by other investment advisers; and

     o the total expense ratio of the Fund compared to similar funds managed by other investment advisers.

     After carefully considering the information described above, the Trustees, including those Independent Trustees present at the meeting, unanimously voted to approve the New Management Agreement and to recommend that the Fund's shareholders vote to approve the New Management Agreement.

TRUSTEES AND OFFICERS

     Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

     The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently five Trustees, three of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Independent Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

     The Trustees and officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
                                                                                PRINCIPAL OCCUPATION(S) DURING      FUND COMPLEX
                                           LENGTH OF        POSITION(S) HELD    PAST 5 YEARS AND DIRECTORSHIPS      OVERSEEN BY
        NAME, ADDRESS AND AGE             TIME SERVED          WITH TRUST             OF PUBLIC COMPANIES              TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:

*Timothy J. Wahl (age 37)                    Since              President       President and Investment Committee         1
11150 Santa Monica Boulevard             October 2001          and Trustee      Member of GKM Advisers, LLC.  From
Suite 850                                                                       January  2000 to July 3, 2003, Mr.
Los Angeles, California 90025                                                   Wahl  was President and Investment
                                                                                Committee member of GKM  Advisers,
                                                                                Inc. Prior to  January  2000, sole
                                                                                proprietor   of   Wahl   Financial
                                                                                (investment advisory firm).
Independent Trustees:

Darrin F. DelConte (age 36)                  Since              Trustee         Executive    Vice   President   of         1
11150 Santa Monica Boulevard             December 2001                          Pacific  Machine   Maintenance Co.
Suite 850                                                                       (marine    maintenance   company).
Los Angeles, California 90025                                                   From   October  1998  to  November
                                                                                1999,  West Coast Regional Manager
                                                                                of  Knight  Transportation.  Prior
                                                                                to  October   1998,   Director  of
                                                                                Operations of Golden Eagle Express.

Christopher M. Leggio (age 36)               Since              Trustee         President of Mark Christopher Auto         1
11150 Santa Monica Boulevard               June 2002                            Center (automobile dealership).
Suite 850
Los Angeles, California 90025



Nicholas G. Tonsich  (age 41)                Since              Trustee         Partner  in  Glaser,  Tonsich  and         1
11150 Santa Monica Boulevard             December 2001                          Brajevich  LLP  (law firm).  Prior
Suite 850                                                                       to May 1998,  attorney with Jaffe,
Los Angeles, California 90025                                                   Trutanich,  Scatena  &  Blum  (law
                                                                                firm).
Executive Officers:




                                       12

Robert G. Dorsey (age 46)                    Since          Vice President      Managing  Director of Ultimus Fund
135 Merchant Street, Suite 230           December 2001                          Solutions,  LLC  and  Ultimus Fund
Cincinnati, Ohio 45246                                                          Distributors, LLC; prior  to March
                                                                                1999,   President  of  Countrywide
                                                                                Fund  Services,  Inc. (mutual fund
                                                                                services company)

Mark J. Seger (age 41)                       Since             Treasurer        Managing  Director of Ultimus Fund
135 Merchant Street, Suite 230         December 2001                            Solutions, LLC  and  Ultimus  Fund
Cincinnati, Ohio 45246                                                          Distributors, LLC;  prior to March
                                                                                1999,   First  Vice  President  of
                                                                                Countrywide Fund Services, Inc.

David L. Kahn (age 44)                       Since             Secretary        Manager  of   GKM  Advisers,  LLC.
11150 Santa Monica Boulevard              October 2001                          Prior  to  July  3,  2003,  Branch
Suite 850                                                                       Manager   with   Gerard  Klauer  &
Los Angeles, California 90025                                                   Mattison & Co., Inc.(broker-dealer).
                                                                                From  July  1999  to December 1999,
                                                                                Assistant   with   Wahl  Financial.
                                                                                Prior to July 1999, trader with
                                                                                Crowell Weedon (broker-dealer).


     * Timothy J. Wahl is an affiliated person of GKM Advisers, LLC, the Fund's investment adviser, and is considered an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

     BOARD COMMITTEES. The Trustees have established an Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. Messrs. DelConte, Leggio and Tonsich are the members of the Audit Committee. The Audit Committee held no meetings during the fiscal period ended July 31, 2002. The Board of Trustees has no nominating or compensation committee or any committee performing similar functions.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2001.

                              Dollar Range of           Aggregate Dollar
                             Fund Shares Owned    Range of Shares of All Funds
Name of Trustee                 by Trustee             Overseen by Trustee
--------------------------------------------------------------------------------
Timothy J. Wahl                    None                       None
Darrin F. DelConte                 None                       None
Christopher M. Leggio              None                       None
Nicholas G. Tonsich                None                       None

     TRUSTEE COMPENSATION. No trustee, officer or employee of the Adviser will receive any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is an Independent Trustee receives from the Fund an annual fee of $1,000, payable quarterly, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides annual compensation amounts paid by the Fund to the Trustees:

                                                                                              Total Compensation
                                  Aggregate             Pension or       Estimated Annual      Paid for Service
                            Compensation Paid for       Retirement         Benefits Upon        to the Fund and
Trustee                      Service to the Fund     Benefits Accrued       Retirement          Fund Complex
-----------------------------------------------------------------------------------------------------------------
Timothy J. Wahl                     None                   None                None                  None

Darrin F. DelConte                 $1,000                  None                None                 $1,000

Christopher M. Leggio              $1,000                  None                None                 $1,000

Nicholas G. Tonsich                $1,000                  None                None                 $1,000


PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. During the fiscal period ended July 31, 2002, the Fund paid brokerage commissions of $8,147.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the

Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Management Agreement.

     While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

     The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     Under the 1940 Act, persons affiliated with the Adviser may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, an affiliate of the Adviser will not serve as the Fund's dealer in connection with over-the-counter transactions. However, an affiliate may serve as the Fund's broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions.

     The Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Management Agreement provides that affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliate, it is the policy of the Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by an affiliate on comparable transactions for its most favored unaffiliated customers, except for customers of an affiliate considered by a majority of the Independent Trustees not to be comparable to the Fund.

     The Management Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by an affiliate from brokerage commissions generated from portfolio transactions of the Fund. While the Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. An affiliate will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

     Prior to July 3, 2003, the Adviser was affiliated with Gerard Klauer Mattison & Co., Inc. During the fiscal period ended July 31, 2002, the Fund paid brokerage commissions to Gerard Klauer Mattison & Co., Inc. of $5,230. During such fiscal period, Gerard Klauer Mattison & Co., Inc. received 64.2% of the Fund's aggregate brokerage commissions for effecting 56.8% of the aggregate dollar amount of transactions involving brokerage commissions.

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF NET ASSET VALUE

     The price (net asset value) of the shares of the Fund is determined as of the end of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return." Average annual total return, as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P (1+T)n = ERV

Where:              P =        a hypothetical $1,000 initial investment
                    T =        average annual total return
                    n =        number of years
                    ERV =      ending   redeemable  value  at  the  end  of  the
                               applicable  period  of  the  hypothetical  $1,000
                               investment   made   at   the   beginning  of  the
                               applicable period

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                                              Since Inception
                                           One Year         (December 28, 2001)
                                          ----------        -------------------
Return Before Taxes                           N/A                -14.40%
Return After Taxes on Distributions           N/A                -14.40%
Return After Taxes on Distributions
  and Sale of Fund Shares                     N/A                 -8.84%

     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be a cumulative total return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative return of the Fund for the period since inception (December 28, 2001) to July 31, 2002 is -14.40%. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any past performance will continue.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. These may include the Standard & Poor's 500 Stock Index, the NASDAQ Composite Index or the Dow Jones Industrial Average.

         In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

ADDITIONAL TAX INFORMATION

     The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of July 31, 2002, the Fund had capital loss carryforwards of $2,596, which expire on July 31, 2010. These capital loss carryforwards may be utilized in future years to offset realized capital gains, if any, prior to distributing such gains to shareholders.

     Any loss arising from the sale or redemption of shares in the Fund held for six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares in the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

PRINCIPAL SECURITY HOLDERS

     As of November 1, 2002, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 67.5% of the outstanding shares of the Fund. Charles Schwab & Co., Inc., a Delaware corporation, may be deemed to control the Fund because it owns of record more than 25% of the Fund's outstanding shares.

     As of November 1, 2002, the Trustees and officers of the Trust as a group owned of record or beneficially 1.8% of the outstanding shares of the Fund.

CUSTODIAN

     US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For its services as transfer agent, Ultimus receives from the Adviser a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee received is $1,500 per month. In addition, the Adviser pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Ultimus to perform its duties, the Adviser pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets. In addition, the Adviser pays all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Adviser pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .1% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,000 per month.

     Ultimus is discounting the above-referenced fees for the first year of the Fund's operations or, if earlier, until such time as net assets of the Fund reach $10 million.

ACCOUNTANTS

     The firm of Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania, 19103, has been selected as the Fund's independent public accountants for the fiscal year ending July 31, 2003. Tait, Weller & Baker performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

FINANCIAL STATEMENTS

     The financial statements of the Fund, which have been audited by Tait, Weller & Baker, are incorporated herein by reference to the annual report of the Fund dated July 31, 2002.